UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): January 2, 2008 (January 2, 2008)

ORRSTOWN FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA

(State or other jurisdiction of incorporation)

033-18888	23-2530374
(Commission file number)	(IRS employer ID)

77 East King Street, Shippensburg, Pennsylvania	17257
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code – (717) 532-6114

NONE

(Former name, address and fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ORRSTOWN FINANCIAL SERVICES, INC.

Current Report on Form 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 31, 2007, Stephen C. Oldt, Executive Vice President and Assistant Secretary of Orrstown Financial Services, Inc. (OTCBB: ORRF) (the “Company”); and Executive Vice President and Chief Operations Officer of Orrstown Bank (the “Bank”), retired after twenty years of service. Mr. Oldt’s service and dedication to the Company and the Bank is greatly appreciated.

Peter C. Zimmerman has been appointed as Executive Vice President of the Company and Executive Vice President and Senior Operations Officer of Orrstown Bank effective January 1, 2008. Mr. Zimmerman, 61, was most recently the President, Chief Executive Officer and a Director of The First National Bank of Newport, a wholly-owned subsidiary of the Company acquired on May 1, 2006. Mr. Zimmerman served as President, Chief Executive Officer and a Director of The First National Bank of Newport for four and a half years prior to its acquisition by the Company. The First National Bank of Newport was subsequently merged into Orrstown Bank on June 15, 2007. Mr. Zimmerman retains his position on the Board of Directors of the Company and on the Asset and Liability Committee.

Philip E. Fague has been appointed as Executive Vice President and Chief Retail Officer of Orrstown Bank effective January 1, 2008. Mr. Fague, 48, was most recently the Executive Vice President and Chief Sales and Service Officer of the Bank for the past seven years. Prior to that Mr. Fague held other positions in the Bank. Mr. Fague retains his position as Executive Vice President and Treasurer of the Company.

Jeffrey W. Embly has been appointed as Executive Vice President and Chief Commercial Officer of Orrstown Bank effective January 1, 2008. Mr. Embly, 37, was most recently the Senior Vice President and Chief Lending Officer of Orrstown Bank for three years. Prior to that Mr. Embly was the Vice President and Senior Loan Officer of the Bank for six years. Mr. Embly retains his position as Senior Vice President of the Company.

Jeffrey S. Gayman, Senior Vice President, will succeed Mr. Fague as Chief Sales and Service Officer of Orrstown Bank effective January 1, 2008. Mr. Gayman, 34, was most recently the Vice President and Regional Senior Loan Officer of the Bank for the Carlisle and West Shore market area for two years. Prior to that Mr. Gayman was the Vice President and Commercial Market Manager of the Bank for five years.

ORRSTOWN FINANCIAL SERVICES, INC.

Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Orrstown Financial Services, Inc.

Date: January 2, 2008	/s/ Kenneth R. Shoemaker
Kenneth R. Shoemaker, President and
Chief Executive Officer

ORRSTOWN FINANCIAL SERVICES, INC.

FORM 8-K

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
NONE.